Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Gregg Appliances, Inc. Case No. 17-01303-11
 Debtors

"MONTHLY OPERATING REPORT
Gregg Appliances, Inc."

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS    Page

 Condensed Statement of Income    2
 Condensed Balance Sheet     3
 Condensed Statement of Cash Flows    4

SCHEDULES

 Schedule 1 - Total Disbursements    5
 Schedule 2 - Bank Reconciliations     6
 Schedule 3 - Total Disbursements to Retained Professionals   7
 Schedule 4 - Summary of Unpaid Post-Petition Debts   8
 Schedule 5 - Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld    9
 Schedule 6 - Accounts Receivable Aging    10
 Schedule 7 -  Questionnaire 11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor     Date

Signature of Joint Debtor    Date

/s/ Kevin Kovacs    11/13/2017
Signature of Authorized Individual*    Date

Kevin Kovacs    CEO/CFO
Printed Name of Authorized Individual   Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

  For the Period of
  October 1, 2017 to
(In Thousands) October 31, 2017

Net Sales $ -
Cost of Goods Sold 175
Gross Profit (175)

Operating Expenses:
Advertising Expense, Net -
Occupancy Costs 37
Data Communications (87)
Repair and Maintenance -
Company Insurance (Non-Medical) 50
Employee Benefits 19
Wage Expense 114
Employee Services 17
Travel and Entertainment -
Bank Transaction Fees -
Professional Fees 498
Stock Compensation Expense (Benefit), Net -
Gain/Loss on Early Extinguishment of Debt -
Depreciation and Amortization -
Administrative and Sales Expense 443
Product Services Expense 6
Bad Debts -

Total Operating Expenses 1,094

Operating Income (1,270)

Interest Expense, net (499)
Other Income/(Expense) 126

Income Before Taxes $ (1,643)

Income Tax Expense/(Benefit) -

Net Income (Loss) $ (1,643)

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

  As of
(In Thousands) 10/31/2017

Assets
Cash   $                       (25)
Credit Card and Trade Accounts Receivable, Net 5,481
Accounts Receivable - Other                     10,739

Merchandise Inventories -
Prepaid Expenses and Other Assets                     14,742

Income Taxes Receivable 70
Total Current Assets                     31,007

Property and Equipment, Net -
Capitalized Financing Fees, Net                       1,496

Goodwill -
Trademarks, Net -
Other Assets, Net                          414

Total Assets $                32,917

Liabilities and Stockholders' Deficit
Accounts Payable                     10,017

Outstanding Customer Deposits, Credits, Refunds 1,560
Unredeemed Gift Card Liability 15
Other Accrued Expenses 2,279
Deferred Tax Liability -
DIP Loans                       6,957

Total Current Liabilities $                20,828

Deferred Rent -
LT Deferred Compensation 234
Other Long-term Liabilities 1,026
Liabilities Subject to Compromise
$194,679

Total Liabilities  $              216,767   $              216,767

 Preferred Stock -
Common Stock 4
Retained Earnings / (Accumulated Deficit)                 (338,401)
Treasury Stock                 (150,228)
Additional Paid-in Capital                  304,775
Total Stockholders' Deficit  $            (183,850)  $            (183,850)

Total Liabilities and Stockholders' Deficit   $                32,917   $                32,917

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

 For the Period of
 October 1, 2017 to
(In Thousands) October 31, 2017
Cash flows from operating activities:
     Net cash provided by (used in) operating activities   $                              2

Cash flows from investing activities:
     Purchases of property and equipment -
     Proceeds from sale of property and equipment -
     Other -
     Net cash used in investing activities -

Cash flows from financing activities:
     Net Borrowings (Repayments)  on Line of Credit (387)
 (387)

Increase/(decrease) in cash and cash equivalents (385)

Cash and cash equivalents at beginning of period 360

Cash and cash equivalents at end of period $ (25)

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of October 1, 2017 to October 31, 2017

Legal Entity  Case Number   Disbursements
Gregg Appliances, Inc.  17-01303-11  $ 168

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct Account Name Bank Acct # Debtor Description Bank Balance Ledger Balance As of Date Reconciled
1000 Master Operating Account 938169174 Gregg Appliances, Inc. Operating Account -  -  10/31/2017 No
1001 Corporate Account multiple accounts Gregg Appliances, Inc. Corporate AR deposit account, All retail locations depository account -  -  10/31/2017 No
1003 Flex Benefits 938168515 Gregg Appliances, Inc. Flex Benefits Payments -  -  10/31/2017 No
1010 RCC Returned Checks 938168127 Gregg Appliances, Inc. Returned check concentration -  -  10/31/2017 No
1013 Ohio Workers Compensation 938168341 Gregg Appliances, Inc. Ohio Workers Comp Claims -  -  10/31/2017 No
1016 Cash Concentration 938169455 Gregg Appliances, Inc. Cash Dominion -  -  10/31/2017 No
1042 PayPal 938183472 Gregg Appliances, Inc. HR Insurance Collections - Leave Associates -  -  10/31/2017 No
1050 Payroll 938169802 Gregg Appliances, Inc. Off Cycle Payroll -  (13) 10/31/2017 Yes
1051 Disbursements 938169729 Gregg Appliances, Inc. Checking -  (23) 10/31/2017 No
1055 Restricted - Utilities Escrow 938157500 Gregg Appliances, Inc. Utility Escrow 12  12  10/31/2017 Yes

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of October 1, 2017 to October 31, 2017

Retained Professionals  Approved Amounts (1)  Disbursements
MORGAN, LEWIS & BOCKIUS LLP Legal Services  1,019   -
STIFEL, NICOLAUS & COMPANY INC Bankruptcy Services  -   -
BERKELEY RESEARCH GROUP LLC Bankruptcy Services  2,088   -
DONLIN, RECANO & COMPANY INC Bankruptcy Services  -   -
ICE MILLER LLP Legal Services  1,256   -
BINGHAM GREENBAUM DOLL LLP Bankruptcy Services  118   -
MALFITANO PARTNERS Bankruptcy Services  66   -
COOLEY LLP Bankruptcy Services  1,657   -
PROVINCE, INC. Bankruptcy Services  495   -
DLA PIPER LLP US Bankruptcy Services  -   -
FAEGRE BAKER DANIELS LLP Bankruptcy Services  -   -

Total   $ 6,700   $ -

(1) Approved amounts represent the amount of fees and expenses that were approved by court order for payment by the Debtors to each professional through October 2017.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 10/31/2017

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
   Number of Days Past Due
 Current  0-30 31-60 61-90 Over 90 Total
Accounts Payable $ 136  $ 129  $ 43  $ 359  $ 594  $ 1,260
Wages Payable 49  -  -  -  -  49
Taxes Payable (1) 716  -  -  1  260  978
Rent/Leases-Building -  -  -  -  3,811  3,811
Utilities Payable (2) 139  -   - 87  732  958
Insurance Reserves 1,790  -  -  -  -  1,790
Secured Debt/Adequate Protection Payments -  -  -  -  -  -
Professional Fees 288  494  799  1,013  1,015  3,609
Amounts Due to Insiders -  -  -  -  -  -
Outstanding Customer Deposits, Credits, Refunds (1) 1,560  -  -  -  -  1,560
Unredeemed Gift Card Liability (1) 15  -  -  -  -  15
Deferred Rent -  -  -  -  -  -
LT Deferred Compensation 234  -  -  -  -  234
Other (1) 831  -  -  -  36  867
Total Post-Petition Debts $ 5,758  $ 622  $ 843  $ 1,460  $ 6,448  $ 15,131

(1)  Any past due taxes payable relate to unpaid business license fees for 2017, as well as unpaid gross receipts taxes payable beginning in June 2017.
(2)  Aging information for payables other than trade payables is not readily available.  As such, all other post-petition payables have been categorized in the Current bucket.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period of October 1, 2017 to October 31, 2017

 Beginning Tax Liability Amount Withheld or Accrued Amount Paid Date Paid Check No. or EFT Ending Tax Liability
Federal
Withholding -  35  (18) 10/6; 10/20
 EFT 17
FICA - Employee -  5  (2) 10/6; 10/20
 EFT 3
FICA - Employer 1  4  (3) 10/6; 10/20
 EFT 2
Unemployment -  -  -    -
Income -      -
Total Federal Taxes 1  44  (23)   22

State and Local
Withholding -  7  (4) 10/6; 10/20
 EFT 3
Sales and Use (27) -  1
10/27/2017
 Checks received from 2 jurisdictions
 (26)
Excise -  -  -   -
Unemployment -  -  -    -
Real Property 3,502  -  -    3,502
Personal Property 1,630  -  -    1,630
Other 52  -  -    52
Total State and Local 5,157  7  (3)   5,161

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of October 31, 2017

Accounts Receivable Reconciliation  Credit Card Receivables Trade Accounts Receivable  Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period  $ (301) $ 5,782   $ 5,481
+ Amounts billed during the period  -  -   $ -
- Amounts collected during the period  -   -  $  -
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)  -  -   $ -
Total Accounts Receivable at the end of the reporting period  $ (301) $ 5,781   $ 5,481

As of October 31, 2017

Accounts Receivable Aging

Less than 90  -  (1)   $ (1)
91+  (301) 5,782   $ 5,482
Total Accounts Receivable  (301) 5,781   $ 5,481
Amount Considered Uncollectible  -  -   $ -
Accounts Receivable, Net  $ (301) $ 5,781   $ 5,481

NOTES
(1)  Credit Card Receivable Aging has been estimated, as all credit card settlement was turned off in June 2017.  Therefore, all balances are at least 90 days old as of 10/31/17.
..
(2)  No reserves have been recorded against credit card receivables.
(3)  $10.7M of Accounts Receivable - Other exists at 10/31/2017 for which aging information is not readily available.

(4)  The Credit Card Receivables are in a payable position at 10/31/2017 as a result of turning off settlement with credit card companies in June, thereby, owing the credit card companies, specifically Synchrony, for various ongoing adjustments and chargebacks.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

      Yes No
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation below.  X
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation below.  X
3.  Have all post-petition tax returns been filed timely?  If no, provide an explanation below. X
4.  Are workers compensation, general liability, and other necessary insurance coverages in effect?  If no, provide an explanation below. X
5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.  X
Account Name Purpose Business Acct Number Bank Name Date